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                                                                    EXHIBIT 10.8



                     AMENDMENT TO NON-COMPETITION AGREEMENT

                  This is an Amendment to a certain Non-Competition Agreement (the "Amendment") dated as of April __, 1998 between Real Media, Inc., a Delaware corporation ("Real Media USA"), PUBLIGroupe S.A. (formerly Publicitas Holding), a company organized under the laws of Switzerland ("PUBLIGroupe"); and Real Media, SA, a subsidiary of PUBLIGroupe organized under the laws of Switzerland ("Real Media Europe"; and, together with PUBLIGoupe, the "European Companies").

                                   BACKGROUND

                  WHEREAS, Real Media USA and the European Companies have entered into an Amended and Restated Technology Transfer Agreement (the "Restated Technology Agreement") and an Amended and Restated Marketing Agreement (the "Restated Marketing Agreement") on the date hereof, and

                  WHEREAS, the parties desire to amend the Non-Competition Agreement dated December 3, 1996 (the "Non-Competition Agreement") in certain respects.

                  NOW, THEREFORE, in consideration of the covenants set forth herein, and intending to be legally bound hereby, the parties agree as follows:

                                    AGREEMENT

                  1. Background. The first "Whereas" clause of the Non-Competition Agreement is hereby amended so that the term "Technology Agreement" refers to the Restated Technology Agreement and the term "Marketing Agreement" refers to the Restated Marketing Agreement.

                  2. Termination Date. The second "Whereas" clause is deleted and the term "Termination Date" is hereby amended to mean November 30, 2003, unless extended pursuant to the Restated Marketing Agreement.

                  3. Restrictive Covenants. Paragraph 4(b)(i) is amended and restated to read "(i) the Termination Date and".

                  4. Confirmation; Counterpart Signatures. Except as amended hereby, the provisions of the Non-Competition Agreement are hereby ratified and confirmed. The Amendment may be executed by the parties in any number of counterparts and each executed copy shall be an original for all purposes.
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                  IN WITNESS WHEREOF, the undersigned have executed this
Agreement the date and year first written above.

                                   REAL MEDIA, INC.


                                   By:      /s/ David Morgan
                                        Name:        David Morgan
                                        Title:       President


                                   REAL MEDIA S.A.


                                   By:      /s/ Hans Peter Rohner
                                        Name:        Hans Peter Rohner 9/4/98
                                        Title:       President


                                   By:      /s/ Pascal Zahner
                                        Name:        Pascal Zahner
                                        Title:       Managing Director


                                   PUBLIGROUPE S.A.


                                   By:      /s/ Hans Peter Rohner
                                        Name:        Hans Peter Rohner 9/4/98
                                        Title:       Senior Vice President


                                   By:       /s/ Walter Annasohn
                                        Name:        Walter Annasohn
                                        Title:       Senior Vice President

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